UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 29, 2021, Creatd, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The proposals below are described in detail in the Company’s Proxy Statement for the Annual Meeting dated October 22, 2021, which is incorporated by reference herein.

At the close of business on October 4, 2021, the record date of the Annual Meeting, the Company had 14,002,999 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 7,269,683 of the issued and outstanding shares of the Company’s common stock were represented in person or by proxy which constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The first proposal voted upon was the election of five directors for a one-year term ending at the annual meeting in 2022. The five persons nominated by the Company’s board of directors received the following votes and were elected:

	For	Against	Abstain	Broker Non-Votes
Jeremy Frommer	3,654,391	0	406,916	3,208,376
Leonard Schiller	3,530,470	0	530,837	3,208,376
Mark Standish	3,442,692	0	618,794	3,208,197
Laurie Weisberg	3,983,953	0	77,354	3,208,376
LaBrena Martin	3,459,461	0	515,363	3,294,859

The second proposal voted upon was the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2021. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
7,161,486	68,053	39,965	179

The third proposal was a vote to approve, on a non-binding advisory basis, the compensation of the Company’s Co-Chief Executive Officers, Chief Operating Officer and President, and Chief Financial Officer, as disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
3,305,088	559,154	191,487	3,213,954

The fourth proposal was a vote to approve, on a non-binding advisory basis, the frequency in which the Company should conduct future advisory votes regarding the Company’s executive compensation. The proposal received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3,069,662	452,653	337,540	190,102	3,219,726

A majority of the votes cast on the frequency proposal were cast in favor of holding an annual “say-on-pay” vote, which was also the frequency recommended to the shareholders by the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: January 4, 2022	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Co-Chief Executive Officer

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